711-P2 07/26

TEMPLETON DEVELOPING MARKETS TRUST

SUPPLEMENT DATED JULY 13, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2026, OF

TEMPLETON EMERGING MARKETS EQUITY FUND (THE “FUND”)

All changes described below are effective July 13, 2026.

I.	The following replaces the “Annual Fund Operating Expenses” table and “Example” in the section titled “Fund Summary– Fees and Expenses of the Fund” in the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.23%	0.23%	0.23%	0.09%	0.23%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses[1]	1.52%	2.27%	1.77%	1.13%	1.27%
Fee waiver and/or expense reimbursement[2]	-0.28%	-0.28%	-0.28%	-0.27%	-0.28%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	1.24%	1.99%	1.49%	0.86%	0.99%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 1.13% (0.98% effective July 13, 2026) for each share class except Class R6 and 1.00% (0.85% effective July 13, 2026) for Class R6. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until July 12, 2027. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

3. Total annual Fund operating expenses after fee waiver and/or expense reimbursement have been restated to reflect current operating expense caps.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$978	$1,308	$2,240
Class C	$302	$682	$1,189	$2,394
Class R	$152	$530	$933	$2,060
Class R6	$88	$333	$596	$1,351
Advisor Class	$101	$376	$671	$1,511
If you do not sell your shares:
Class C	$202	$682	$1,189	$2,394

II.	The following replaces the third to last paragraph under the “Fund Details – Management” section of the Fund’s Prospectus:

Asset Management has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 1.13% (0.98% effective July 13, 2026) for each share class except Class R6 and 1.00% (0.85% effective July 13, 2026) for Class R6. Asset Management has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These contractual arrangements are expected to continue until July 12, 2027. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation.

Please retain this supplement for future reference.